[GRAPHIC OMITTED] Merrill Lynch
-------------------------------------------------------------------------------

                              ABS New Transaction

                                  TERM SHEET



          Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                          $ 271,227,000 (Approximate)



-------------------------------------------------------------------------------
                     Vanderbilt Mortgage and Finance, Inc.
-------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------
               Manufactured Housing Contract, Senior/Subordinate
                    Pass-Through Certificates, Series 2000A
-------------------------------------------------------------------------------







Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 2

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

 Group I Offered Certificates


                     Class IA-1  Class IA-2   Class IA-3  Class IA-4   Class IA-5  Class IM-1   Class IB-1  Class IB-2
-------------------- ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
Amount:              54,000,000  33,000,000   32,000,000  27,189,000   9,137,000   7,310,000    7,310,000   12,792,000
Type:                Adjustable     Fixed       Fixed        Fixed       Fixed       Fixed        Fixed       Fixed
Coupon:                [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
Approx. Price          [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
Yield (%):             [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
Spread (bps):           TBD          TBD         TBD          TBD         TBD         TBD          TBD         TBD
Avg Life (To Call):    1.109        3.033       5.057        9.173       12.019      8.715        6.053       10.327
Avg Life               1.109        3.033       5.057        9.206       14.883      9.246        6.053       12.775
(To Mat):
1st Prin Pymt        03/07/2000  06/07/2002   02/07/2004  11/07/2006   03/07/2012  03/07/2005  03/07/2005   06/07/2007
(To Call):
Last Prin Pymt       06/07/2002  02/07/2004   11/07/2006  03/07/2012   03/07/2012  03/07/2012  06/07/2007   03/07/2012
(To Call):
Last Prin Pymt       06/07/2002  02/07/2004   11/07/2006  01/07/2013   01/07/2018  01/07/2018  06/07/2007   05/07/2029
(To Mat):
Stated Mat:          07/07/2008  08/07/2012   11/07/2017  12/07/2024   11/07/2032  11/07/2032  09/07/2015   11/07/2032
Expected             02/29/2000  02/29/2000   02/29/2000  02/29/2000   02/29/2000  02/29/2000  02/29/2000   02/29/2000
Settlement:
Payment Delay:           0            6           6            6           6           6            6           6
Interest Payment      ACT/360      30/360       30/360      30/360       30/360      30/360      30/360       30/360
Basis:
Dated Date:          02/29/2000  02/01/2000   02/01/2000  02/01/2000   02/01/2000  02/01/2000  02/01/2000   02/01/2000
Ratings
(Moody's/Fitch):      Aaa/AAA      Aaa/AAA     Aaa/AAA      Aaa/AAA     Aa3/AA-       A2/A      Baa2/BBB     Baa2/BBB
Pricing Date:           TBD          TBD         TBD          TBD         TBD         TBD          TBD         TBD
Prepayment Speed:     225% MHP    225% MHP     225% MHP    225% MHP     225% MHP    225% MHP    225% MHP     225% MHP



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 3

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------




Group II Offered Certificates


                     Class IIA-1 Class IIB-1  Class IIB-2 Class IIB-3
-------------------- ----------- ------------ ---------- -------------
Amount:              68,577,000   9,071,000   4,867,000   5,974,000
Type:                Adjustable  Adjustable   Adjustable  Adjustable
Coupon:                [TBD]%      [TBD]%      [TBD]%       [TBD]%
Approx. Price          [TBD]%      [TBD]%      [TBD]%       [TBD]%
Yield (%):             [TBD]%      [TBD]%      [TBD]%       [TBD]%
Spread (bps):           TBD          TBD         TBD         TBD
Avg Life (To Call):    3.868        5.882       8.637       11.738
Avg Life               4.077        5.882       8.637       13.964
(To Mat):
1st Prin Pymt        03/07/2000  03/07/2005   06/07/2007  06/07/2010
(To Call):
Last Prin Pymt       03/07/2012  06/07/2007   06/07/2010  03/07/2012
(To Call):
Last Prin Pymt       05/07/2018  06/07/2007   06/07/2010  05/07/2020
(To Mat):
Stated Mat:          04/07/2030  10/07/2019   11/07/2020  04/07/2030
Expected             02/29/2000  02/29/2000   02/29/2000  02/29/2000
Settlement:
Payment Delay:           0            0           0           0
Interest Payment      ACT/360      ACT/360     ACT/360     ACT/360
Basis:
Dated Date:          02/29/2000  02/29/2000   02/29/2000  02/29/2000
Ratings
(Moody`s/Fitch):      Aaa/AAA      Aa3/AA-    Baa2/BBB     Baa2/BBB
Pricing Date:           TBD          TBD         TBD         TBD
Prepayment Speed:     250% MHP    250% MHP    250% MHP     250% MHP









-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 4

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Title of Securities:       Vanderbilt Mortgage and Finance, Inc.
                           Manufactured Housing Contract, Senior/Subordinate
                           Pass-Through Certificates, Series 2000A

                           Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                           Class IA-5, Class IM-1, Class IB-1 and Class IB-2
                           Fixed-Rate Group Certificates and Class IIA-1,
                           Class IIB-1, Class IIB-2 and Class IIB-3
                           Adjustable-Rate Group Certificates

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Underwriters:              Prudential Securities Incorporated (lead)
                           Merrill Lynch & Co. (co)

Trustee:                   The Bank of New York.

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination
                           5) Limited Guarantee of Clayton Homes, Inc. (Class I B-2 and Class II B-3 only)

Excess Interest:           Excess interest cashflows from each group will be available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior
                           Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related
                           Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE CERTIFICATES
                           N/A

                           ADJUSTABLE RATE CERTIFICATES
                           Initial Deposit: [ 0.0%]           Target: [3.5%]

                           These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class
                           Principal distribution tests are met.

Cross-
Collateralization:         Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 5

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Subordination:

                                                Rating               Group I          Group II*
                        Class               (Moody's/Fitch)           (Fixed)       (Adjustable)
                     Class IA-1 - IA-4                                20.00%           22.50%
                     Class IIA-1               Aaa/AAA
                     Class IA-5                                       15.00%           12.25%
                     Class IIB-1               Aa3/AA-
                     Class IM-1                                       11.00%             NA
                     Class IIB-2               A2/A
                     Class IB-1                                        7.00%            6.75%
                     Class IIB-3               Baa2/BBB

                     * Does not include 3.50% for O/C


Class Sizes:

                                                Rating               Group I          Group II*
                        Class               (Moody's/Fitch)           (Fixed)       (Adjustable)

                     Class IA-1 - IA-4                                80.00%           77.50%
                     Class IIA-1               Aaa/AAA
                     Class IA-5                                        5.00%           10.25%
                     Class IIB-1               Aa3/AA-
                     Class IM-1                                        4.00%             NA
                     Class IIB-2               A2/A
                     Class IB-1                                        4.00%            5.50%
                     Class IIB-3               Baa2/BBB
                     Class IB-2                                        7.00%            6.75%
                     Class IIB-4               Baa2/BBB (Corp.)
                     O/C                                               0.00%            3.50%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 6

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


GROUP I CERTIFICATES
Total Group I
Collateral Balance:        $ 182,738,383.07

Class IA-1
Remittance Rate:           The Class I A-1 Pass Through Rate will equal the lesser of:
                            i)  One Month LIBOR plus [TBD%] and
                           ii)  the weighted average gross coupon of the contracts less the 1.25% servicing fee (if Vanderbilt is no longer the servicer).

Maximum  Rate:             Remittance rates on the Group I Certificates
                           are subject to a maximum rate equal to (a) the
                           weighted average contract rate of the Group I
                           contracts less (b) if Vanderbilt is no longer the
                           servicer, the servicing fee of [1.25%].

Servicing Fee:             For as long as Vanderbilt is the servicer, the servicing fee of [1.25]% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:         PRICING BASE CASE CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS MET

                           1) Current interest and any previously unreimbursed interest to Classes I A-1 - I A-4;
                           2) Senior percentage of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                           3) Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                           4) Senior percentage of principal payments to Class I A-5 until such class is reduced to zero;
                           5) Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                           6) Mezzanine percentage of principal payments to Class I M-1 until such class is reduced to zero;
                           7) Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                           8) Class I B percentage of principal payments to Class I B-1 until such class is reduced to zero;
                           9) Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                          10) Class I B percentage of principal payments to Class I B-2 until such class is reduced to zero;
                          11) Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                          12) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                          13) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                          14) Any remainder to the Class R Certificates.

                              ------------|---------|----------|---------|-------
                             |  IA-1      | IA-2    |  IA-3    |  IA-4   |  IA-5 |
                             --------------------------------------------|-------|
                             |                 |               IM-1              |
                             | 5 YEARS         |---------------------------------|
                             |                 |        IB-1              IB-2   |
                              ---------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 7

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------




Cashflow Priority:         CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT MET:

                           1) Current interest and any previously unreimbursed interest to Classes I A-1 - I A-4 Certificates;
                           2) 100% of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                           3) Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                           4) 100% of principal payments to Class I A-5 until such Class is reduced to zero;
                           5) Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                           6) 100% of principal payments to Class I M-1 until such Class is reduced to zero;
                           7) Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                           8) 100% of principal payments to Class I B-1 until such Class is reduced to zero;
                           9) Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                          10) 100% of principal payments to Class I B-2 until such Class is reduced to zero;
                          11) Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                          12) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                          13) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                          14) Any remainder to the Class R Certificates.

                          ---------------------------------------------------------------------------------------------------
                          |    I-A-1  |   I-A-2   |     I-A-3   |    I-A-4   |      I-A-5  |     I-M-1   |   I-B-1   | I-B-2 |
                          |           |           |             |            |             |             |           |       |
                          ---------------------------------------------------------------------------------------------------


Class I B Distribution
Test:                       THE CLASS I M-1 AND CLASS I B DISTRIBUTION IS MET IF:

                           1)   Remittance Date is on or after March 2005
                           2)   Class I M-1 Percentage plus Class I B
                                Percentage is at least [ 26.25 ]% (which is
                                1.75 times the sum of the original Class I M-1
                                Percentage and the original Class I B
                                Percentage).
                           3)   Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and
                                [9]% for year 2007 and beyond of the Original Principal Balance of the Contracts
                           4)   Current Realized Loss Ratio does not exceed  [2.75]%
                           5)   Average 60 Day Delinquency Ratio does not exceed  [5]%
                           6)   Average 30 Day Delinquency Ratio does not exceed  [7]%
                           7)   Class I B-2 Principal Balance must not be less than [$  3,654,768] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 8

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------

GROUP II CERTIFICATES:

Total Group II
Collateral Balance:        $ 88,489,676.24

Group II Pass
Through Rate:              The Group II Pass Through Rate will equal the lesser of:
                           i)       One Month LIBOR plus [TBD%] and
                           ii)      the Net Funds Cap as described herein.

Coupon Step up:            If the 10% Clean-Up Call is not exercised, the coupon on the Class Adjustable Rate
                           Certificates :
                                            IIA-1 - shall increase to [2x] the
                                            respective margin IIB-1 - shall
                                            increase by an additional [50 BP]
                                            IIB-2 - shall increase by an
                                            additional [50 BP] IIB-3 - shall
                                            increase by an additional [50 BP]

Net Funds Cap:             The difference between the a) collateral WAC and b) the the sum of i) if the O/C is less than its target, [0.75]% spread cushion, and ii) if the Company is no longer the
                           Servicer, [1.25]%.

Net Funds Cap
Carryover:                 If on any Payment Date the Group II Certificate interest distribution amount is less than the Group II Pass-Through Rate (which is subject to a maximum equal to the
                           Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be
                           carried forward to the next Payment Date until paid.







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 9

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Cashflow Priority:         PRICING BASE CASE CLASS II B DISTRIBUTION TEST IS MET:

                           1)  Current interest and any previously unreimbursed interest to Class II A-1 Certificates
                               (subject to the Net Funds Cap);
                           2)  Senior percentage of principal payments to Class II A-1 until such class is reduced to zero;
                           3)  Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                           4)  Class II B percentage of principal payments to Class II B-1 until such class is reduced to zero;
                           5)  Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                           6)  Class II B percentage of principal payments to Class II B-2 until such class is reduced to zero;
                           7)  Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
                           8)  Class II B percentage of principal payments to Class II B-3 until such class is reduced to zero;
                           9)  Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                          10)  Excess cashflow to the Class II A-1 to build O/C.
                          11)  So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                          12)  Any remainder to the Class R Certificates.


                              ---------------------------------------------------|
                             |             |        II A-1                       |
                             |-------------|-------------------------------------|
                             | 5 YEARS     |  II B-1  |   II B-2  |    II B-3    |
                              ---------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 10

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



                           CLASS II B DISTRIBUTION TEST IS NOT MET:

                           1)  Current interest and any previously unreimbursed interest to Classes II A-1 Certificates;
                           2)  100% of principal payments sequentially to Class II A-1 until such class is reduced to zero;
                           3)  Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                           4)  100% of principal payments to Class II B-1 until such Class is reduced to zero;
                           5)  Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                           6)  100% of principal payments to Class II B-2 until such Class is reduced to zero;
                           7)  Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
                           8)  100% of principal payments to Class II B-3 until such Class is reduced to zero;
                           9)  Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                          10)  Excess cashflow to the Class II A-1 to build O/C;
                          11)  So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                          12)  Any remainder to the Class R Certificates.



                             ---------------------------------------------------
                             |              |          |             |         |
                             |  II A-1      |  II B-1  |  II B-2     |  II B-3 |
                             |              |          |             |         |
                             --------------------------------------------------



Class II B Distribution
Test:                      The Class II B Distribution Test is met if
                           1)  Remittance Date is on or after March 2005
                           2)  Class II B Percentage + O/C is at least  [50.0%]
                           3)  Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]%
                               for year 2007 and beyond of the Original Principal Balance of the Contracts
                           4)  Current Realized Loss Ratio does not exceed  [2.75]%
                           5)  Average 60 Day Delinquency Ratio does not exceed  [5]%
                           6)  Average 30 Day Delinquency Ratio does not exceed  [7]%
                           7)  Sum of Class II B-3 Principal Balance + O/C
                               must not be less than [$1,769,793.52] (which
                               represents approximately 2% of the Total
                               Original Group II Pool Principal Balance).

Cleanup Call:              The Servicer may call the Certificates at par
                           plus accrued interest after the aggregate remaining
                           pool balance of both Groups is less than 10% of the
                           Cut-off Date pool principal balance.

Payment Date:              The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in March 2000.

Interest Accrual:          Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I M-1, I B-1 and I B-2
                           certificates. For the Class I A-1 Certificates and the Group II Certificates, interest will accrue from the 7th day of the preceding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the Class I A-1 Certificates and the Group II Certificates. For
                           the Class I A-1 Certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 11

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


ERISA Considerations:      The Class I A-1, I A-2, I A-3 and I A-4 Certificates and the Class II A-1 Certificates will be ERISA eligible. The Class I A-5, Class I M-1, I B-1 and I B-2 Certificates and the Class II B-1, II B-2,
                           and II B-3 Certificates are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:      The Class II A-1 and Class II B-1 Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Prospectus:                The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the
                           Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the
                           Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Call the ABS trading desk at (212)778-2741, Howard Blecher at (212)778-4429, John
                           Herbert at (212)778-3203, Susan Menkhaus at (212)778-1794 or Kenny Rosenberg at (212)778-2440 with questions.



                                                 Group I                 Group II
---------------------------------------------------------------------------------
Type of Collateral:                                FIXED                      ARM
Amount:                                  $182,738,383.07           $88,489,676.24
Average Unpaid Prin. Balance:                 $33,871.80               $47,575.09
Maximum Original Balance:                    $250,000.00              $143,117.69
WAC:                                             10.937%                  10.098%
Coupon Range:                          7.500% -  16.000%        6.990% -  14.750%
WAM:                                                 233                      264
Weighted Average Original Term:                      240                      265
WA LTV:                                          85.506%                   85.813
New:                                              58.06%                   94.05%
Used:                                             41.94%                    5.95%
Single:                                           49.12%                   31.10%
Multi:                                            44.95%                   68.90%
Site Built:                                        5.93%                    0.00%



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Projected Available Funds Cap of GROUP II:

(GROSS COUPON - [75]bp CARVE-OUT, using 30/360 Day Count)

* Assuming VMF is the servicer


            Bond       Bond
Period      Date       Coupon Paid
------   ---------    -----------
    0     02/29/00       0.0000
    1     03/07/00       9.3482
    2     04/07/00       9.3483
    3     05/07/00       9.3483
    4     06/07/00       9.3483
    5     07/07/00       9.3483
    6     08/07/00       9.3484
    7     09/07/00       9.3484
    8     10/07/00       9.3484
    9     11/07/00       9.3484
   10     12/07/00       9.6270
   11     01/07/01       9.6269
   12     02/07/01       9.8584
   13     03/07/01      10.0391
   14     04/07/01      10.1193
   15     05/07/01      10.1193
   16     06/07/01      10.1193
   17     07/07/01      10.1193
   18     08/07/01      10.1193
   19     09/07/01      10.1193
   20     10/07/01      10.1193
   21     11/07/01      10.1193
   22     12/07/01      10.1193
   23     01/07/02      10.1193
   24     02/07/02      10.1193
   25     03/07/02      10.1193
   26     04/07/02      10.1193
   27     05/07/02      10.1193
   28     06/07/02      10.1193
   29     07/07/02      10.1193
   30     08/07/02      10.1193
   31     09/07/02      10.1193
   32     10/07/02      10.1193
   33     11/07/02      10.1193
   34     12/07/02      10.1193
   35     01/07/03      10.1193
   36     02/07/03      10.1193



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 13

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



DATED DATE: 02/29/00
CURRENT COUPON: TBD                                       VMF 00-A
FIRST PAYMENT:  03/07/00
ORIGINAL BALANCE: $54,000,000.00           BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE:02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     99-24         35.30         31.31       33.30       37.30       39.32       41.34
     99-24+        33.84         30.11       31.97       35.71       37.61       39.51
     99-25         32.38         28.90       30.63       34.13       35.90       37.67
     99-25+        30.92         27.69       29.30       32.55       34.19       35.83
     99-26         29.47         26.48       27.97       30.97       32.48       34.00
     99-26+        28.01         25.27       26.64       29.38       30.77       32.16
     99-27         26.55         24.06       25.30       27.80       29.06       30.33
     99-27+        25.09         22.86       23.97       26.22       27.36       28.49

     99-28         23.64         21.65       22.64       24.64       25.65       26.66
     99-28+        22.18         20.44       21.31       23.06       23.94       24.83
     99-29         20.73         19.23       19.98       21.48       22.23       22.99
     99-29+        19.27         18.03       18.65       19.90       20.53       21.16
     99-30         17.82         16.82       17.32       18.32       18.82       19.33
     99-30+        16.36         15.62       15.99       16.74       17.11       17.49
     99-31         14.91         14.41       14.66       15.16       15.41       15.66
     99-31+        13.45         13.21       13.33       13.58       13.70       13.83

    100-00         12.00         12.00       12.00       12.00       12.00       12.00
    100-00+        10.55         10.80       10.67       10.42       10.30       10.17
    100-01          9.09          9.59        9.34        8.84        8.59        8.34
    100-01+         7.64          8.39        8.01        7.27        6.89        6.51
    100-02          6.19          7.18        6.69        5.69        5.19        4.68
    100-02+         4.74          5.98        5.36        4.11        3.48        2.85
    100-03          3.28          4.77        4.03        2.54        1.78        1.02
    100-03+         1.83          3.57        2.70        0.96        0.08       -0.80


First Payment      0.019         0.019       0.019       0.019       0.019       0.019
Average Life       1.109         1.351       1.218       1.017       0.939       0.872
Last Payment       2.269         2.686       2.436       2.019       1.936       1.769



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 14

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $33,000,000.00                BOND IA2 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                    PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     99-24          7.63         7.62        7.63        7.64        7.64        7.65
     99-24+         7.63         7.62        7.62        7.63        7.63        7.64
     99-25          7.62         7.61        7.62        7.62        7.63        7.63
     99-25+         7.61         7.61        7.61        7.62        7.62        7.62
     99-26          7.61         7.60        7.61        7.61        7.61        7.62
     99-26+         7.60         7.60        7.60        7.60        7.61        7.61
     99-27          7.60         7.59        7.60        7.60        7.60        7.60
     99-27+         7.59         7.59        7.59        7.59        7.59        7.59

     99-28          7.58         7.58        7.58        7.59        7.59        7.59
     99-28+         7.58         7.58        7.58        7.58        7.58        7.58
     99-29          7.57         7.57        7.57        7.57        7.57        7.57
     99-29+         7.57         7.57        7.57        7.57        7.57        7.56
     99-30          7.56         7.56        7.56        7.56        7.56        7.56
     99-30+         7.56         7.56        7.56        7.55        7.55        7.55
     99-31          7.55         7.55        7.55        7.55        7.54        7.54
     99-31+         7.54         7.55        7.55        7.54        7.54        7.53

    100-00          7.54         7.54        7.54        7.53        7.53        7.53
    100-00+         7.53         7.54        7.53        7.53        7.52        7.52
    100-01          7.53         7.53        7.53        7.52        7.52        7.51
    100-01+         7.52         7.53        7.52        7.51        7.51        7.51
    100-02          7.51         7.52        7.52        7.51        7.50        7.50
    100-02+         7.51         7.52        7.51        7.50        7.50        7.49
    100-03          7.50         7.51        7.51        7.50        7.49        7.48
    100-03+         7.50         7.51        7.50        7.49        7.48        7.48

    100-04          7.49         7.50        7.50        7.48        7.48        7.47
    100-04+         7.48         7.50        7.49        7.48        7.47        7.46
    100-05          7.48         7.49        7.49        7.47        7.46        7.45
    100-05+         7.47         7.49        7.48        7.46        7.45        7.45
    100-06          7.47         7.48        7.47        7.46        7.45        7.44
    100-06+         7.46         7.48        7.47        7.45        7.44        7.43
    100-07          7.45         7.47        7.46        7.44        7.43        7.42
    100-07+         7.45         7.47        7.46        7.44        7.43        7.42

First Payment      2.269        2.686       2.436       2.019       1.936       1.769
Average Life       3.033        3.692       3.332       2.781       2.566       2.381
Last Payment       3.936        4.769       4.269       3.603       3.269       3.019


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 15

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $32,000,000.00                BOND IA3 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                    PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          7.94         7.93        7.93        7.94        7.94        7.95
     99-24+         7.93         7.93        7.93        7.94        7.94        7.94
     99-25          7.93         7.92        7.93        7.93        7.93        7.94
     99-25+         7.93         7.92        7.92        7.93        7.93        7.93
     99-26          7.92         7.92        7.92        7.92        7.93        7.93
     99-26+         7.92         7.92        7.92        7.92        7.92        7.92
     99-27          7.91         7.91        7.91        7.91        7.92        7.92
     99-27+         7.91         7.91        7.91        7.91        7.91        7.91

     99-28          7.91         7.91        7.91        7.91        7.91        7.91
     99-28+         7.90         7.90        7.90        7.90        7.90        7.90
     99-29          7.90         7.90        7.90        7.90        7.90        7.90
     99-29+         7.89         7.90        7.90        7.89        7.89        7.89
     99-30          7.89         7.89        7.89        7.89        7.89        7.89
     99-30+         7.89         7.89        7.89        7.89        7.88        7.88
     99-31          7.88         7.89        7.88        7.88        7.88        7.88
     99-31+         7.88         7.88        7.88        7.88        7.88        7.87

    100-00          7.88         7.88        7.88        7.87        7.87        7.87
    100-00+         7.87         7.88        7.87        7.87        7.87        7.86
    100-01          7.87         7.87        7.87        7.86        7.86        7.86
    100-01+         7.86         7.87        7.87        7.86        7.86        7.85
    100-02          7.86         7.87        7.86        7.86        7.85        7.85
    100-02+         7.86         7.86        7.86        7.85        7.85        7.84
    100-03          7.85         7.86        7.86        7.85        7.84        7.84
    100-03+         7.85         7.86        7.85        7.84        7.84        7.83

    100-04          7.84         7.85        7.85        7.84        7.83        7.83
    100-04+         7.84         7.85        7.85        7.83        7.83        7.82
    100-05          7.84         7.85        7.84        7.83        7.83        7.82
    100-05+         7.83         7.84        7.84        7.83        7.82        7.82
    100-06          7.83         7.84        7.83        7.82        7.82        7.81
    100-06+         7.82         7.84        7.83        7.82        7.81        7.81
    100-07          7.82         7.83        7.83        7.81        7.81        7.80
    100-07+         7.82         7.83        7.82        7.81        7.80        7.80

First Payment      3.936        4.769       4.269       3.603       3.269       3.019
Average Life       5.057        6.388       5.660       4.566       4.175       3.869
Last Payment       6.686        8.353       7.519       5.936       5.269       4.769



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 16

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


COUPON:  TBD                                            VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $27,189,000.00                BOND IA4 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                    PREPAYMENT SPEED

           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     99-24          8.15          8.14        8.15        8.15        8.15        8.15
     99-24+         8.14          8.14        8.14        8.15        8.15        8.15
     99-25          8.14          8.14        8.14        8.14        8.14        8.15
     99-25+         8.14          8.14        8.14        8.14        8.14        8.14
     99-26          8.14          8.14        8.14        8.14        8.14        8.14
     99-26+         8.13          8.13        8.13        8.13        8.14        8.14
     99-27          8.13          8.13        8.13        8.13        8.13        8.13
     99-27+         8.13          8.13        8.13        8.13        8.13        8.13

     99-28          8.13          8.13        8.13        8.13        8.13        8.13
     99-28+         8.12          8.12        8.12        8.12        8.12        8.12
     99-29          8.12          8.12        8.12        8.12        8.12        8.12
     99-29+         8.12          8.12        8.12        8.12        8.12        8.12
     99-30          8.12          8.12        8.12        8.12        8.12        8.11
     99-30+         8.11          8.12        8.11        8.11        8.11        8.11
     99-31          8.11          8.11        8.11        8.11        8.11        8.11
     99-31+         8.11          8.11        8.11        8.11        8.11        8.11

    100-00          8.11          8.11        8.11        8.11        8.10        8.10
    100-00+         8.10          8.11        8.11        8.10        8.10        8.10
    100-01          8.10          8.10        8.10        8.10        8.10        8.10
    100-01+         8.10          8.10        8.10        8.10        8.09        8.09
    100-02          8.10          8.10        8.10        8.09        8.09        8.09
    100-02+         8.09          8.10        8.10        8.09        8.09        8.09
    100-03          8.09          8.10        8.09        8.09        8.09        8.08
    100-03+         8.09          8.09        8.09        8.09        8.08        8.08

    100-04          8.09          8.09        8.09        8.08        8.08        8.08
    100-04+         8.08          8.09        8.09        8.08        8.08        8.07
    100-05          8.08          8.09        8.08        8.08        8.07        8.07
    100-05+         8.08          8.08        8.08        8.08        8.07        8.07
    100-06          8.08          8.08        8.08        8.07        8.07        8.06
    100-06+         8.07          8.08        8.08        8.07        8.07        8.06
    100-07          8.07          8.08        8.07        8.07        8.06        8.06
    100-07+         8.07          8.08        8.07        8.06        8.06        8.06

First Payment      6.686         8.353       7.519       5.936       5.269       4.769
Average Life       9.173        11.039      10.071       8.326       7.521       6.765
Last Payment      12.019        13.269      12.603      11.436      10.853       9.936


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 17

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $9,137,000.00                 BOND IA5 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          8.39          8.39        8.39        8.39        8.39        8.39
     99-24+         8.39          8.39        8.39        8.39        8.39        8.39
     99-25          8.39          8.39        8.39        8.39        8.39        8.39
     99-25+         8.38          8.38        8.38        8.38        8.39        8.39
     99-26          8.38          8.38        8.38        8.38        8.38        8.38
     99-26+         8.38          8.38        8.38        8.38        8.38        8.38
     99-27          8.38          8.38        8.38        8.38        8.38        8.38
     99-27+         8.38          8.38        8.38        8.38        8.38        8.38

     99-28          8.37          8.37        8.37        8.37        8.37        8.37
     99-28+         8.37          8.37        8.37        8.37        8.37        8.37
     99-29          8.37          8.37        8.37        8.37        8.37        8.37
     99-29+         8.37          8.37        8.37        8.37        8.37        8.37
     99-30          8.37          8.37        8.37        8.37        8.36        8.36
     99-30+         8.36          8.36        8.36        8.36        8.36        8.36
     99-31          8.36          8.36        8.36        8.36        8.36        8.36
     99-31+         8.36          8.36        8.36        8.36        8.36        8.36

    100-00          8.36          8.36        8.36        8.36        8.36        8.36
    100-00+         8.35          8.36        8.36        8.35        8.35        8.35
    100-01          8.35          8.35        8.35        8.35        8.35        8.35
    100-01+         8.35          8.35        8.35        8.35        8.35        8.35
    100-02          8.35          8.35        8.35        8.35        8.35        8.35
    100-02+         8.35          8.35        8.35        8.35        8.34        8.34
    100-03          8.34          8.35        8.34        8.34        8.34        8.34
    100-03+         8.34          8.34        8.34        8.34        8.34        8.34

    100-04          8.34          8.34        8.34        8.34        8.34        8.34
    100-04+         8.34          8.34        8.34        8.34        8.34        8.33
    100-05          8.34          8.34        8.34        8.33        8.33        8.33
    100-05+         8.33          8.34        8.33        8.33        8.33        8.33
    100-06          8.33          8.33        8.33        8.33        8.33        8.33
    100-06+         8.33          8.33        8.33        8.33        8.33        8.33
    100-07          8.33          8.33        8.33        8.33        8.32        8.32
    100-07+         8.33          8.33        8.33        8.32        8.32        8.32

First Payment     12.019        13.269      12.603      11.436      10.853       9.936
Average Life      12.019        13.269      12.603      11.436      11.017      10.550
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 18

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $7,310,000.00                 BOND IM1 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     99-24          8.70          8.70        8.70        8.70        8.70        8.70
     99-24+         8.70          8.70        8.70        8.70        8.70        8.70
     99-25          8.70          8.69        8.69        8.70        8.70        8.70
     99-25+         8.69          8.69        8.69        8.69        8.69        8.69
     99-26          8.69          8.69        8.69        8.69        8.69        8.69
     99-26+         8.69          8.69        8.69        8.69        8.69        8.69
     99-27          8.68          8.68        8.68        8.68        8.68        8.68
     99-27+         8.68          8.68        8.68        8.68        8.68        8.68

     99-28          8.68          8.68        8.68        8.68        8.68        8.68
     99-28+         8.68          8.68        8.68        8.68        8.68        8.68
     99-29          8.67          8.67        8.67        8.67        8.67        8.67
     99-29+         8.67          8.67        8.67        8.67        8.67        8.67
     99-30          8.67          8.67        8.67        8.67        8.67        8.67
     99-30+         8.67          8.67        8.67        8.67        8.66        8.66
     99-31          8.66          8.66        8.66        8.66        8.66        8.66
     99-31+         8.66          8.66        8.66        8.66        8.66        8.66

    100-00          8.66          8.66        8.66        8.66        8.66        8.66
    100-00+         8.65          8.66        8.66        8.65        8.65        8.65
    100-01          8.65          8.65        8.65        8.65        8.65        8.65
    100-01+         8.65          8.65        8.65        8.65        8.65        8.65
    100-02          8.65          8.65        8.65        8.65        8.65        8.64
    100-02+         8.64          8.65        8.64        8.64        8.64        8.64
    100-03          8.64          8.64        8.64        8.64        8.64        8.64
    100-03+         8.64          8.64        8.64        8.64        8.64        8.64

    100-04          8.64          8.64        8.64        8.64        8.63        8.63
    100-04+         8.63          8.64        8.63        8.63        8.63        8.63
    100-05          8.63          8.63        8.63        8.63        8.63        8.63
    100-05+         8.63          8.63        8.63        8.63        8.63        8.62
    100-06          8.63          8.63        8.63        8.62        8.62        8.62
    100-06+         8.62          8.62        8.62        8.62        8.62        8.62
    100-07          8.62          8.62        8.62        8.62        8.62        8.62
    100-07+         8.62          8.62        8.62        8.62        8.61        8.61

First Payment      5.019         5.019       5.019       5.019       5.019       5.019
Average Life       8.715         9.392       9.030       8.423       8.187       7.966
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 19

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                           VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $7,310,000.00                 BOND IB1 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                   PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     98-18+         9.72         9.72        9.72        9.73        9.73        9.73
     98-19          9.72         9.71        9.72        9.72        9.73        9.73
     98-19+         9.72         9.71        9.71        9.72        9.72        9.72
     98-20          9.71         9.71        9.71        9.72        9.72        9.72
     98-20+         9.71         9.70        9.71        9.71        9.72        9.72
     98-21          9.71         9.70        9.70        9.71        9.71        9.71
     98-21+         9.70         9.70        9.70        9.71        9.71        9.71
     98-22          9.70         9.69        9.70        9.70        9.70        9.71

     98-22+         9.70         9.69        9.69        9.70        9.70        9.70
     98-23          9.69         9.69        9.69        9.69        9.70        9.70
     98-23+         9.69         9.68        9.69        9.69        9.69        9.70
     98-24          9.68         9.68        9.68        9.69        9.69        9.69
     98-24+         9.68         9.67        9.68        9.68        9.69        9.69
     98-25          9.68         9.67        9.67        9.68        9.68        9.68
     98-25+         9.67         9.67        9.67        9.68        9.68        9.68
     98-26          9.67         9.66        9.67        9.67        9.68        9.68

     98-26+         9.67         9.66        9.66        9.67        9.67        9.67
     98-27          9.66         9.66        9.66        9.67        9.67        9.67
     98-27+         9.66         9.65        9.66        9.66        9.66        9.67
     98-28          9.66         9.65        9.65        9.66        9.66        9.66
     98-28+         9.65         9.65        9.65        9.65        9.66        9.66
     98-29          9.65         9.64        9.65        9.65        9.65        9.66
     98-29+         9.65         9.64        9.64        9.65        9.65        9.65
     98-30          9.64         9.64        9.64        9.64        9.65        9.65

     98-30+         9.64         9.63        9.64        9.64        9.64        9.64
     98-31          9.63         9.63        9.63        9.64        9.64        9.64
     98-31+         9.63         9.63        9.63        9.63        9.64        9.64
     99-00          9.63         9.62        9.63        9.63        9.63        9.63
     99-00+         9.62         9.62        9.62        9.63        9.63        9.63
     99-01          9.62         9.62        9.62        9.62        9.62        9.63
     99-01+         9.62         9.61        9.61        9.62        9.62        9.62
     99-02          9.61         9.61        9.61        9.62        9.62        9.62

First Payment      5.019        5.019       5.019       5.019       5.019       5.019
Average Life       6.053        6.272       6.153       5.966       5.891       5.825
Last Payment       7.269        7.686       7.436       7.103       6.936       6.769



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 20

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $12,792,000.00                BOND IB2 BE-YIELD TABLE
YIELD TABLE DATE:02/29/00
                                                   PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%

     96-31+         9.90          9.87        9.89        9.91        9.92        9.93
     97-00          9.90          9.87        9.88        9.91        9.92        9.93
     97-00+         9.89          9.87        9.88        9.90        9.91        9.92
     97-01          9.89          9.87        9.88        9.90        9.91        9.92
     97-01+         9.89          9.87        9.88        9.90        9.91        9.92
     97-02          9.88          9.86        9.87        9.90        9.91        9.91
     97-02+         9.88          9.86        9.87        9.89        9.90        9.91
     97-03          9.88          9.86        9.87        9.89        9.90        9.91

     97-03+         9.88          9.86        9.87        9.89        9.90        9.91
     97-04          9.87          9.85        9.86        9.89        9.89        9.90
     97-04+         9.87          9.85        9.86        9.88        9.89        9.90
     97-05          9.87          9.85        9.86        9.88        9.89        9.90
     97-05+         9.87          9.85        9.86        9.88        9.89        9.90
     97-06          9.86          9.84        9.85        9.87        9.88        9.89
     97-06+         9.86          9.84        9.85        9.87        9.88        9.89
     97-07          9.86          9.84        9.85        9.87        9.88        9.89

     97-07+         9.86          9.84        9.85        9.87        9.88        9.88
     97-08          9.85          9.83        9.84        9.86        9.87        9.88
     97-08+         9.85          9.83        9.84        9.86        9.87        9.88
     97-09          9.85          9.83        9.84        9.86        9.87        9.88
     97-09+         9.85          9.83        9.84        9.86        9.86        9.87
     97-10          9.84          9.82        9.83        9.85        9.86        9.87
     97-10+         9.84          9.82        9.83        9.85        9.86        9.87
     97-11          9.84          9.82        9.83        9.85        9.86        9.87

     97-11+         9.84          9.82        9.83        9.85        9.85        9.86
     97-12          9.83          9.81        9.82        9.84        9.85        9.86
     97-12+         9.83          9.81        9.82        9.84        9.85        9.86
     97-13          9.83          9.81        9.82        9.84        9.85        9.85
     97-13+         9.83          9.81        9.82        9.84        9.84        9.85
     97-14          9.82          9.80        9.81        9.83        9.84        9.85
     97-14+         9.82          9.80        9.81        9.83        9.84        9.85
     97-15          9.82          9.80        9.81        9.83        9.84        9.84

First Payment      7.269         7.686       7.436       7.103       6.936       6.769
Average Life      10.237        11.175      10.674       9.827       9.499       9.190
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 21

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



COUPON:  TBD                                               VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $68,577,000.00          BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE:02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24         35.85        34.78       35.29       36.47       37.15       37.93
     99-24+        35.36        34.36       34.84       35.93       36.58       37.31
     99-25         34.87        33.93       34.38       35.40       36.01       36.69
     99-25+        34.37        33.51       33.92       34.87       35.43       36.07
     99-26         33.88        33.08       33.47       34.35       34.86       35.45
     99-26+        33.39        32.66       33.01       33.82       34.29       34.82
     99-27         32.90        32.24       32.55       33.29       33.72       34.20
     99-27+        32.41        31.81       32.10       32.76       33.14       33.58

     99-28         31.92        31.39       31.64       32.23       32.57       32.96
     99-28+        31.43        30.96       31.19       31.70       32.00       32.34
     99-29         30.94        30.54       30.73       31.17       31.43       31.72
     99-29+        30.45        30.12       30.28       30.64       30.86       31.10
     99-30         29.96        29.69       29.82       30.11       30.28       30.48
     99-30+        29.47        29.27       29.36       29.58       29.71       29.86
     99-31         28.98        28.85       28.91       29.06       29.14       29.24
     99-31+        28.49        28.42       28.45       28.53       28.57       28.62

    100-00         28.00        28.00       28.00       28.00       28.00       28.00
    100-00+        27.51        27.58       27.55       27.47       27.43       27.38
    100-01         27.02        27.15       27.09       26.94       26.86       26.76
    100-01+        26.53        26.73       26.64       26.42       26.29       26.14
    100-02         26.04        26.31       26.18       25.89       25.72       25.52
    100-02+        25.56        25.89       25.73       25.36       25.15       24.91
    100-03         25.07        25.46       25.27       24.84       24.58       24.29
    100-03+        24.58        25.04       24.82       24.31       24.01       23.67

    100-04         24.09        24.62       24.37       23.78       23.44       23.05
    100-04+        23.60        24.20       23.91       23.26       22.87       22.43
    100-05         23.11        23.78       23.46       22.73       22.30       21.82
    100-05+        22.63        23.36       23.01       22.20       21.73       21.20
    100-06         22.14        22.93       22.55       21.68       21.17       20.58
    100-06+        21.65        22.51       22.10       21.15       20.60       19.97
    100-07         21.16        22.09       21.65       20.63       20.03       19.35
    100-07+        20.68        21.67       21.19       20.10       19.46       18.73

First Payment      0.019        0.019       0.019       0.019       0.019       0.019
Average Life       3.868        4.593       4.215       3.540       3.232       2.936
Last Payment      12.019       12.769      12.353      11.686      11.436      11.269



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 22

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



COUPON:  TBD                                            VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $9,071,000.00           BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE:02/29/00
                                              ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24         55.06       54.61       54.90       55.09       55.06       55.03
     99-24+        54.75       54.32       54.59       54.77       54.74       54.71
     99-25         54.43       54.03       54.29       54.45       54.43       54.40
     99-25+        54.11       53.74       53.98       54.14       54.11       54.08
     99-26         53.80       53.46       53.67       53.82       53.79       53.77
     99-26+        53.48       53.17       53.37       53.50       53.48       53.45
     99-27         53.16       52.88       53.06       53.18       53.16       53.14
     99-27+        52.85       52.59       52.76       52.86       52.85       52.83

     99-28         52.53       52.30       52.45       52.54       52.53       52.51
     99-28+        52.21       52.01       52.14       52.23       52.21       52.20
     99-29         51.90       51.73       51.84       51.91       51.90       51.88
     99-29+        51.58       51.44       51.53       51.59       51.58       51.57
     99-30         51.26       51.15       51.22       51.27       51.26       51.26
     99-30+        50.95       50.86       50.92       50.95       50.95       50.94
     99-31         50.63       50.58       50.61       50.64       50.63       50.63
     99-31+        50.32       50.29       50.31       50.32       50.32       50.31

    100-00         50.00       50.00       50.00       50.00       50.00       50.00
    100-00+        49.68       49.71       49.69       49.68       49.68       49.69
    100-01         49.37       49.42       49.39       49.36       49.37       49.37
    100-01+        49.05       49.14       49.08       49.05       49.05       49.06
    100-02         48.74       48.85       48.78       48.73       48.74       48.75
    100-02+        48.42       48.56       48.47       48.41       48.42       48.43
    100-03         48.11       48.28       48.17       48.09       48.11       48.12
    100-03+        47.79       47.99       47.86       47.78       47.79       47.81

    100-04         47.47       47.70       47.55       47.46       47.47       47.49
    100-04+        47.16       47.41       47.25       47.14       47.16       47.18
    100-05         46.84       47.13       46.94       46.82       46.84       46.87
    100-05+        46.53       46.84       46.64       46.51       46.53       46.55
    100-06         46.21       46.55       46.33       46.19       46.21       46.24
    100-06+        45.90       46.27       46.03       45.87       45.90       45.93
    100-07         45.58       45.98       45.72       45.56       45.58       45.61
    100-07+        45.27       45.69       45.42       45.24       45.27       45.30

First Payment      5.019       5.019       5.019       5.103       5.103       5.103
Average Life       5.882       6.631       6.132       5.837       5.880       5.930
Last Payment       7.269       8.769       7.936       6.686       6.769       6.853



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 23

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



COUPON: TBD                                           VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $4,867,000.00           BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE:02/29/00
                                             ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24        259.06      258.61      258.83      259.30      259.47      259.49
     99-24+       258.81      258.38      258.59      259.03      259.19      259.21
     99-25        258.55      258.16      258.35      258.76      258.91      258.93
     99-25+       258.30      257.93      258.11      258.49      258.63      258.65
     99-26        258.04      257.71      257.87      258.22      258.35      258.37
     99-26+       257.79      257.48      257.63      257.96      258.07      258.09
     99-27        257.54      257.25      257.39      257.69      257.79      257.80
     99-27+       257.28      257.03      257.15      257.42      257.51      257.52

     99-28        257.03      256.80      256.91      257.15      257.23      257.24
     99-28+       256.78      256.58      256.67      256.88      256.95      256.96
     99-29        256.52      256.35      256.43      256.61      256.67      256.68
     99-29+       256.27      256.13      256.20      256.34      256.40      256.40
     99-30        256.01      255.90      255.96      256.07      256.12      256.12
     99-30+       255.76      255.68      255.72      255.81      255.84      255.84
     99-31        255.51      255.45      255.48      255.54      255.56      255.56
     99-31+       255.25      255.23      255.24      255.27      255.28      255.28

    100-00        255.00      255.00      255.00      255.00      255.00      255.00
    100-00+       254.75      254.77      254.76      254.73      254.72      254.72
    100-01        254.49      254.55      254.52      254.46      254.44      254.44
    100-01+       254.24      254.32      254.28      254.20      254.16      254.16
    100-02        253.99      254.10      254.04      253.93      253.88      253.88
    100-02+       253.73      253.87      253.81      253.66      253.61      253.60
    100-03        253.48      253.65      253.57      253.39      253.33      253.32
    100-03+       253.23      253.42      253.33      253.12      253.05      253.04

    100-04        252.97      253.20      253.09      252.85      252.77      252.76
    100-04+       252.72      252.98      252.85      252.59      252.49      252.48
    100-05        252.47      252.75      252.61      252.32      252.21      252.20
    100-05+       252.22      252.53      252.37      252.05      251.93      251.92
    100-06        251.96      252.30      252.14      251.78      251.66      251.64
    100-06+       251.71      252.08      251.90      251.52      251.38      251.36
    100-07        251.46      251.85      251.66      251.25      251.10      251.08
    100-07+       251.20      251.63      251.42      250.98      250.82      250.80

First Payment      7.269       8.769       7.936       6.686       6.769       6.853
Average Life       8.637      10.357       9.435       7.946       7.510       7.456
Last Payment      10.269      12.186      11.186       9.519       8.769       8.186




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 24

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------





COUPON: TBD                                         VMF 00-A
FIRST PAYMENT:03/07/00
ORIGINAL BALANCE: $5,974,000.00           BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE:02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24        288.39      288.24      288.31      288.48      288.58      288.68
     99-24+       288.18      288.04      288.11      288.26      288.35      288.45
     99-25        287.97      287.83      287.90      288.05      288.13      288.22
     99-25+       287.75      287.63      287.69      287.83      287.91      287.99
     99-26        287.54      287.43      287.48      287.61      287.68      287.76
     99-26+       287.33      287.22      287.28      287.39      287.46      287.53
     99-27        287.12      287.02      287.07      287.18      287.23      287.30
     99-27+       286.91      286.82      286.86      286.96      287.01      287.07

     99-28        286.69      286.62      286.65      286.74      286.79      286.84
     99-28+       286.48      286.42      286.45      286.52      286.56      286.61
     99-29        286.27      286.21      286.24      286.30      286.34      286.38
     99-29+       286.06      286.01      286.03      286.09      286.12      286.15
     99-30        285.85      285.81      285.83      285.87      285.89      285.92
     99-30+       285.63      285.61      285.62      285.65      285.67      285.69
     99-31        285.42      285.40      285.41      285.43      285.45      285.46
     99-31+       285.21      285.20      285.21      285.22      285.22      285.23

    100-00        285.00      285.00      285.00      285.00      285.00      285.00
    100-00+       284.79      284.80      284.79      284.78      284.78      284.77
    100-01        284.58      284.60      284.59      284.57      284.55      284.54
    100-01+       284.37      284.39      284.38      284.35      284.33      284.31
    100-02        284.15      284.19      284.17      284.13      284.11      284.08
    100-02+       283.94      283.99      283.97      283.91      283.88      283.85
    100-03        283.73      283.79      283.76      283.70      283.66      283.62
    100-03+       283.52      283.59      283.55      283.48      283.44      283.39

    100-04        283.31      283.39      283.35      283.26      283.22      283.17
    100-04+       283.10      283.18      283.14      283.05      282.99      282.94
    100-05        282.89      282.98      282.94      282.83      282.77      282.71
    100-05+       282.68      282.78      282.73      282.61      282.55      282.48
    100-06        282.46      282.58      282.52      282.40      282.32      282.25
    100-06+       282.25      282.38      282.32      282.18      282.10      282.02
    100-07        282.04      282.18      282.11      281.96      281.88      281.79
    100-07+       281.83      281.97      281.90      281.75      281.66      281.56

First Payment     10.269      12.186      11.186       9.519       8.769       8.186
Average Life      11.738      12.742      12.228      11.220      10.734      10.277
Last Payment      12.019      12.769      12.353      11.686      11.436      11.269



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 25

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Group I Contracts (Fixed)
$182,738,383.07
Cut Off Date  1/25/00

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,395

Aggregate Unpaid Principal Balance:               $182,738,383.07
Aggregate Original Principal Balance:             $185,069,886.95

Weighted Average Gross Coupon:                            10.937%
Gross Coupon Range:                             7.500% -  16.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $33,871.80
Average Original Principal Balance:                    $34,303.96

Maximum Unpaid Principal Balance:                     $248,495.64
Minimum Unpaid Principal Balance:                       $4,623.88

Maximum Original Principal Balance:                   $250,000.00
Minimum Original Principal Balance:                     $4,785.04

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         233.388
Stated Rem Term Range:                          38.000 -  395.000

Weighted Avg. Amortized Rem. Term:                        231.909
Amortized Rem Term Range:                       29.273 -  394.455

Weighted Average Age :                                      6.396
Age Range:                                       0.000 -  117.000

Weighted Average Original Term:                           239.784
Original Term Range:                            40.000 -  434.000

Weighted Average Original LTV:                             85.506
Original LTV Range:                             6.951% - 100.000%

--------------------------------------------------------------------------------

Greatest Zip Code Concentration
ZIP   48044    16 loans              .53               $961,910.73


New                                58.06         $106,099,898
Used                               41.94          $76,638,485

Multi-section                      44.95          $82,140,176
Single-section                     49.12          $89,756,069
Site Built                          5.93          $10,842,139

Not Parked                         46.87          $85,640,958
Not available (21C)                12.13          $22,174,754
Parked                             35.07          $64,080,532
Site Built                          5.93          $10,842,139



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 26

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination -  Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance
Alabama                  147               4,835,115.61         2.65
Arkansas                 110               3,685,604.12         2.02
Arizona                  110               4,138,750.91         2.26
California                20               1,294,793.17         0.71
Colorado                 124               4,902,379.60         2.68
Delaware                  28               1,214,663.65         0.66
Florida                  229               9,192,897.37         5.03
Georgia                  207               6,679,696.86         3.66
Iowa                      90               2,984,158.45         1.63
Idaho                      9                 425,862.35         0.23
Illinois                  28               1,186,563.24         0.65
Indiana                   61               1,813,337.88         0.99
Kansas                    45               1,637,679.34         0.90
Kentucky                 213               6,018,894.22         3.29
Louisiana                173               5,844,871.83         3.20
Massachusetts              5                 287,962.68         0.16
Maryland                  21                 655,702.12         0.36
Maine                      5                 151,128.41         0.08
Michigan                 170               6,358,343.52         3.48
Minnesota                 94               3,325,729.13         1.82
Missouri                 115               3,497,934.00         1.91
Mississippi              149               4,354,367.65         2.38
Montana                    1                  31,867.15         0.02
North Carolina           656              19,827,448.14        10.85
North Dakota               4                  84,035.28         0.05
Nebraska                  24                 862,940.35         0.47
New Hampshire              5                 291,293.30         0.16
New Jersey                 6                 258,952.20         0.14
New Mexico                83               3,020,386.09         1.65
Nevada                     1                  55,079.66         0.03
New York                  57               2,307,624.68         1.26
Ohio                     103               3,697,682.38         2.02
Oklahoma                  87               3,221,671.04         1.76
Oregon                    37               1,914,794.48         1.05
Pennsylvania              61               2,218,076.42         1.21
South Carolina           338              10,816,071.18         5.92
South Dakota               1                  57,407.35         0.03
Tennessee                667              21,326,313.58        11.67
Texas                    822              28,416,501.40        15.55
Utah                       1                  18,727.70         0.01
Virginia                 214               7,182,355.80         3.93
Washington                 9                 335,369.01         0.18
Wisconsin                 46               1,607,494.55         0.88
West Virginia             18                 687,419.00         0.38
Wyoming                    1                  12,436.22         0.01
--------------------------------------------------------------------------
Total...............    5395            $    182,738,383.07   100.00%
==========================================================================




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 27

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



Years of Origination of Contracts - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1986                            1            47,469          0.03
   1990                           29           339,733          0.19
   1991                           11           149,950          0.08
   1992                           87         1,102,489          0.60
   1993                           13           400,760          0.22
   1994                            1            13,954          0.01
   1995                           10           344,727          0.19
   1996                          466        14,431,840          7.90
   1997                          134         4,251,569          2.33
   1998                          164        10,074,916          5.51
   1999                         3858       131,911,098         72.19
   2000                          621        19,669,878         10.76
--------------------------------------------------------------------------
Total.................          5395      $182,738,383        100.00%
==========================================================================




Distribution of Original Amounts - Group I Contracts



                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance

 $      0.01   Balance <= $  5,000.00                      1             4,624          0.00
 $  5,000.01 < Balance <= $ 10,000.00                     89           721,714          0.39
 $ 10,000.01 < Balance <= $ 15,000.00                    326         4,036,710          2.21
 $ 15,000.01 < Balance <= $ 20,000.00                    658        10,985,238          6.01
 $ 20,000.01 < Balance <= $ 25,000.00                    719        15,812,375          8.65
 $ 25,000.01 < Balance <= $ 30,000.00                    856        23,254,094         12.73
 $ 30,000.01 < Balance <= $ 35,000.00                    741        23,794,347         13.02
 $ 35,000.01 < Balance <= $ 40,000.00                    549        20,374,521         11.15
 $ 40,000.01 < Balance <= $ 45,000.00                    368        15,426,676          8.44
 $ 45,000.01 < Balance <= $ 50,000.00                    274        12,837,359          7.02
 $ 50,000.01 < Balance <= $ 55,000.00                    225        11,752,483          6.43
 $ 55,000.01 < Balance <= $ 60,000.00                    154         8,818,716          4.83
 $ 60,000.01 < Balance <= $ 65,000.00                    138         8,593,392          4.70
 $ 65,000.01 < Balance <= $ 70,000.00                     71         4,739,012          2.59
 $ 70,000.01 < Balance <= $ 75,000.00                     61         4,402,920          2.41
 $ 75,000.01 < Balance <= $ 80,000.00                     37         2,865,051          1.57
 $ 80,000.01 < Balance <= $ 85,000.00                     19         1,566,522          0.86
 $ 85,000.01 < Balance <= $ 90,000.00                     19         1,674,910          0.92
 $ 90,000.01 < Balance <= $ 95,000.00                     13         1,199,404          0.66
 $ 95,000.01 < Balance <= $100,000.00                     11         1,065,434          0.58
 $100,000.01 < Balance <= $105,000.00                      9           921,198          0.50
 $105,000.01 < Balance <= $110,000.00                      4           424,391          0.23
 $110,000.01 < Balance <= $115,000.00                      7           779,893          0.43
 $115,000.01 < Balance <= $120,000.00                      9         1,054,900          0.58
 $120,000.01 < Balance <= $125,000.00                      4           487,383          0.27
 $125,000.01 < Balance <= $130,000.00                      4           503,509          0.28
 $130,000.01 < Balance <= $135,000.00                      5           657,607          0.36
 $135,000.01 < Balance <= $140,000.00                      6           819,587          0.45
 $140,000.01 < Balance <= $145,000.00                      1           139,746          0.08
 $150,000.01 < Balance <= $155,000.00                      2           301,467          0.16
 $155,000.01 < Balance <= $160,000.00                      4           623,274          0.34
 $160,000.01 < Balance <= $165,000.00                      2           321,210          0.18
 $165,000.01 < Balance <= $170,000.00                      1           165,383          0.09
               Balance >  $170,000.00                      8         1,613,331          0.88
-----------------------------------------------------------------------------------------
Total....................                               5395      $182,738,383        100.00%
=========================================================================================

Distribution of Original Loan-to-Value Ratios - Group I Contracts

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 28

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------

                                                           Percentage of
                            Aggregate Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                258        6,199,142           3.39
From 61.000% to 65.999%          184        5,512,906           3.02
From 66.000% to 70.999%          240        7,755,088           4.24
From 71.000% to 75.999%          345       11,613,940           6.36
From 76.000% to 80.999%          467       15,713,039           8.60
From 81.000% to 85.999%          775       26,381,869          14.44
From 86.000% to 90.999%         1646       54,772,846          29.97
From 91.000% to 100.000%        1480       54,789,553          29.98
--------------------------------------------------------------------------
Total....................       5395      $182,738,383        100.00%
==========================================================================



Cut-off Date Contract Rate - Group I Contracts


                                                                Percentage of
                            Aggregate Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.000% < Gross Coupon <=  8.000        23        1,708,642          0.94
 8.000% < Gross Coupon <=  9.000       358       16,066,155          8.79
 9.000% < Gross Coupon <= 10.000      1208       50,285,987         27.52
10.000% < Gross Coupon <= 11.000       967       34,608,535         18.94
11.000% < Gross Coupon <= 12.000      1281       39,837,858         21.80
12.000% < Gross Coupon <= 13.000       767       20,364,466         11.14
13.000% < Gross Coupon <= 14.000       619       16,413,077          8.98
14.000% < Gross Coupon <= 15.000       138        2,775,702          1.52
15.000% < Gross Coupon <= 16.000        34          677,961          0.37

----------------------------------------------------------------------------
Total..........                       5395     $182,738,383        100.00%
============================================================================




Remaining Months to Maturity - Group I Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72        242       2,886,535              1.58%
 72 < Rem Term <=  84        184       2,707,872              1.48%
 84 < Rem Term <= 120        539      11,096,952              6.07%
120 < Rem Term <= 156        677      16,406,147              8.98%
156 < Rem Term <= 180        904      26,245,922             14.36%
180 < Rem Term <= 240      1,575      58,531,288             32.03%
240 < Rem Term <= 300        577      25,494,872             13.95%
300 < Rem Term <= 360        670      38,336,407             20.98%
360 < Rem Term <= 396         27       1,032,388              0.56%
-------------------------------------------------------------------
Total............        5,395   182,738,383                100.00%
===================================================================






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 29

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Distribution of Model Years - Group I Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1969                            1             5,799          0.00
   1970                            6            56,713          0.03
   1971                            7           123,100          0.07
   1972                           13           181,253          0.10
   1973                            8           128,302          0.07
   1974                           12           162,923          0.09
   1975                            6           107,358          0.06
   1976                            7           129,677          0.07
   1977                           11           188,105          0.10
   1978                           22           297,249          0.16
   1979                           12           235,650          0.13
   1980                           20           298,588          0.16
   1981                           21           415,308          0.23
   1982                           32           597,440          0.33
   1983                           38           770,682          0.42
   1984                           60           978,325          0.54
   1985                           69         1,225,701          0.67
   1986                           59         1,223,341          0.67
   1987                           67         1,384,269          0.76
   1988                           72         1,348,782          0.74
   1989                          112         2,385,852          1.31
   1990                          115         2,438,824          1.33
   1991                          127         2,551,337          1.40
   1992                          165         3,621,374          1.98
   1993                          197         5,060,158          2.77
   1994                          270         8,215,039          4.50
   1995                          444        13,796,074          7.55
   1996                          805        25,805,891         14.12
   1997                          710        25,652,361         14.04
   1998                          463        21,042,386         11.52
   1999                          641        28,875,335         15.80
   2000                          803        33,435,188         18.30
--------------------------------------------------------------------------
Total.................          5395      $182,738,383        100.00%
==========================================================================




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 30

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



Group II Contracts (ARMs)
$ 88,489,676.24
Cut Off Date  1/25/00
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                   1,860

Index:                                       1 Yr. CMT, 5 Yr. CMT

Aggregate Unpaid Principal Balance:                $88,489,676.24
Aggregate Original Principal Balance:              $88,764,119.69
--------------------------------------------------------------------------------
Weighted Average Coupon (Gross):                          10.098%
Gross Coupon Range:                             6.990% -  14.750%
--------------------------------------------------------------------------------
Weighted Average Margin (Gross):                           4.209%
Gross Margin Range:                             0.960% -   8.950%

Weighted Average Life Cap (Gross):                        15.908% *Excludes 3 capless loans
Gross Life Cap Range:                          12.250% -  20.750%

Weighted Average Life Floor (Gross):                       4.209%
Gross Life Floor Range:                         0.960% -   8.950%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $47,575.09
Average Original Principal Balance:                    $47,722.64

Maximum Unpaid Principal Balance:                     $143,039.35
Minimum Unpaid Principal Balance:                       $6,421.35

Maximum Original Principal Balance:                   $143,117.69
Minimum Original Principal Balance:                     $7,366.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         263.821
Stated Rem Term Range:                          55.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        262.875
Amortized Rem Term Range:                       49.883 -  360.031

Weighted Average Age (First Pay thru Paid Thru):            1.146
Age Range:                                       0.000 -  120.000

Weighted Average Original Term:                           264.967
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             85.813
Original LTV Range:                            32.225% - 100.000%

Weighted Average Periodic Interest Cap:                    1.551% * Excludes 3 capless loans
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.138
Months to Interest Roll Range:                           2 -   14

Weighted Average Interest Roll Frequency:                  11.995
Interest Frequency Range:                                6 -   12
---------------------------------------------------------------------

Greatest Zip Code Concentration
ZIP    37920    13 loans  .87            $773,802.39

New                         94.05        $83,225,062
Used                         5.95         $5,264,614

Multi-section               68.90        $60,969,527
Single-section              31.10        $27,520,149

Not Parked                  78.91        $69,825,660
Parked                      21.09        $18,664,016




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 31

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------





Geographical Distribution of Manufactured Homes as of Origination -  Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   13                 478,963.72         0.54
Arkansas                  10                 425,710.83         0.48
Arizona                   11                 496,706.15         0.56
California                 1                  75,218.23         0.09
Colorado                  17                 922,268.38         1.04
Connecticut                1                  82,623.55         0.09
Delaware                   5                 202,039.21         0.23
Florida                   64               2,547,201.69         2.88
Georgia                   23                 874,233.18         0.99
Indiana                   14                 591,409.72         0.67
Kentucky                 119               5,048,971.56         5.71
Louisiana                 76               3,083,840.58         3.48
Maryland                   5                 272,582.02         0.31
Michigan                   1                  27,607.00         0.03
Missouri                  12                 525,423.42         0.59
Mississippi               13                 488,406.28         0.55
North Carolina           448              24,324,638.56        27.49
New Jersey                 1                  31,777.61         0.04
New Mexico                21                 878,014.77         0.99
New York                   2                  72,024.54         0.08
Ohio                       9                 561,431.76         0.63
Oklahoma                   8                 316,128.26         0.36
Pennsylvania               7                 281,415.55         0.32
South Carolina           166               8,333,879.01         9.42
Tennessee                369              17,901,060.87        20.23
Texas                    290              12,239,825.83        13.83
Virginia                 143               6,845,952.26         7.74
West Virginia             11                 560,321.70         0.63
--------------------------------------------------------------------------
Total...............    1860            $     88,489,676.24   100.00%
==========================================================================


Years of Origination of Contracts - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1989                            1            11,399          0.01
   1990                            4            56,507          0.06
   1998                           32         2,096,609          2.37
   1999                         1630        77,493,765         87.57
   2000                          193         8,831,397          9.98
--------------------------------------------------------------------------
Total.................          1860      $ 88,489,676        100.00%
==========================================================================


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 32

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



Distribution of Original Amounts - Group II Contracts


                                                                                   Percentage of
                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance
 $  5,000.01 < Balance <= $ 10,000.00                     11            93,171          0.11
 $ 10,000.01 < Balance <= $ 15,000.00                     14           171,402          0.19
 $ 15,000.01 < Balance <= $ 20,000.00                     44           756,976          0.86
 $ 20,000.01 < Balance <= $ 25,000.00                     68         1,533,765          1.73
 $ 25,000.01 < Balance <= $ 30,000.00                    165         4,545,530          5.14
 $ 30,000.01 < Balance <= $ 35,000.00                    252         8,186,440          9.25
 $ 35,000.01 < Balance <= $ 40,000.00                    238         8,880,734         10.04
 $ 40,000.01 < Balance <= $ 45,000.00                    161         6,834,438          7.72
 $ 45,000.01 < Balance <= $ 50,000.00                    137         6,501,618          7.35
 $ 50,000.01 < Balance <= $ 55,000.00                    160         8,377,051          9.47
 $ 55,000.01 < Balance <= $ 60,000.00                    149         8,547,293          9.66
 $ 60,000.01 < Balance <= $ 65,000.00                    148         9,236,631         10.44
 $ 65,000.01 < Balance <= $ 70,000.00                     90         6,041,807          6.83
 $ 70,000.01 < Balance <= $ 75,000.00                     61         4,394,557          4.97
 $ 75,000.01 < Balance <= $ 80,000.00                     42         3,247,147          3.67
 $ 80,000.01 < Balance <= $ 85,000.00                     34         2,780,048          3.14
 $ 85,000.01 < Balance <= $ 90,000.00                     34         2,962,446          3.35
 $ 90,000.01 < Balance <= $ 95,000.00                     20         1,842,936          2.08
 $ 95,000.01 < Balance <= $100,000.00                      8           781,164          0.88
 $100,000.01 < Balance <= $105,000.00                      4           411,613          0.47
 $105,000.01 < Balance <= $110,000.00                      9           967,244          1.09
 $115,000.01 < Balance <= $120,000.00                      3           351,721          0.40
 $120,000.01 < Balance <= $125,000.00                      4           490,199          0.55
 $125,000.01 < Balance <= $130,000.00                      1           129,131          0.15
 $140,000.01 < Balance <= $145,000.00                      3           424,613          0.48
-----------------------------------------------------------------------------------------
Total....................                               1860      $ 88,489,676        100.00%
=========================================================================================




Distribution of Original Loan-to-Value Ratios - Group II Contracts


                                                           Percentage of
                            Aggregate Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                 51        1,764,405           1.99
From 61.000% to 65.999%           47        1,705,723           1.93
From 66.000% to 70.999%           76        3,446,936           3.90
From 71.000% to 75.999%          128        5,985,939           6.76
From 76.000% to 80.999%          156        7,714,128           8.72
From 81.000% to 85.999%          251       12,494,208          14.12
From 86.000% to 90.999%          697       33,586,239          37.95
From 91.000% to 100.000%         454       21,792,099          24.63
--------------------------------------------------------------------------
Total....................       1860      $ 88,489,676        100.00%
==========================================================================




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 33

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Cut-off Date Contract Rate - Group II Contracts


                                                                Percentage of
                            Aggregate Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 6.000% < Gross Coupon <=  7.000         6          407,328          0.46
 7.000% < Gross Coupon <=  8.000        52        4,064,995          4.59
 8.000% < Gross Coupon <=  9.000       472       26,888,196         30.39
 9.000% < Gross Coupon <= 10.000       343       15,638,627         17.67
10.000% < Gross Coupon <= 11.000       489       21,629,851         24.44
11.000% < Gross Coupon <= 12.000       264       10,966,190         12.39
12.000% < Gross Coupon <= 13.000       199        7,762,159          8.77
13.000% < Gross Coupon <= 14.000        30        1,042,439          1.18
14.000% < Gross Coupon <= 15.000         5           89,892          0.10

----------------------------------------------------------------------------
Total..........                       1860     $ 88,489,676        100.00%
============================================================================


Remaining Months to Maturity - Group II Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72         15         182,222              0.21%
 72 < Rem Term <=  84          9         143,051              0.16%
 84 < Rem Term <= 120         45       1,203,594              1.36%
120 < Rem Term <= 156         64       1,774,932              2.01%
156 < Rem Term <= 180        152       4,807,780              5.43%
180 < Rem Term <= 240        827      34,839,079             39.37%
240 < Rem Term <= 300        441      25,033,247             28.29%
300 < Rem Term <= 360        307      20,505,772             23.17%
-------------------------------------------------------------------
Total............        1,860    88,489,676                100.00%
===================================================================





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 34

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



Distribution of Lifetime Cap - Group II Contracts


                                                                Percentage of
                            Aggregate Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
           Life CAP                 Loans     Balance              Balance

      Life CAP  = 0.000                 3       124,888              0.14
12.001 Life CAP <= 12.500               1        58,516              0.07
12.501 Life CAP <= 13.000              14     1,009,166              1.14
13.001 Life CAP <= 13.500              51     2,973,563              3.36
13.501 Life CAP <= 14.000             105     6,624,408              7.49
14.001 Life CAP <= 14.500             143     7,993,245              9.03
14.501 Life CAP <= 15.000             294    15,698,242             17.74
15.001 Life CAP <= 15.500              86     4,802,297              5.43
15.501 Life CAP <= 16.000             259    10,974,463             12.40
16.001 Life CAP <= 16.500             199     8,842,080              9.99
16.501 Life CAP <= 17.000             267    11,791,925             13.33
17.001 Life CAP <= 17.500             154     6,638,854              7.50
17.501 Life CAP <= 18.000              87     3,482,391              3.94
18.001 Life CAP <= 18.500             111     4,318,712              4.88
18.501 Life CAP <= 19.000              56     2,321,207              2.62
19.001 Life CAP <= 19.500              17       582,619              0.66
19.501 Life CAP <= 20.000               8       163,208              0.18
20.001 Life CAP <= 20.500               4        68,202              0.08
20.501 Life CAP <= 21.000               1        21,690              0.02
--------------------------------------------------------------------------
Total.................              1860    $ 88,489,676        100.00%
==========================================================================


Distribution of Gross Margin - Group II Contracts


                                                                Percentage of
                            Aggregate Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
         Gross Margin               Loans     Balance              Balance

 0.000 Gross Margin <= 1.000            3       211,216              0.24
 1.001 Gross Margin <= 1.500            8       600,009              0.68
 1.501 Gross Margin <= 2.000           25     1,963,269              2.22
 2.001 Gross Margin <= 2.500           47     3,372,700              3.81
 2.501 Gross Margin <= 3.000          319    17,974,676             20.31
 3.001 Gross Margin <= 3.500          179    10,404,678             11.76
 3.501 Gross Margin <= 4.000          169     7,229,622              8.17
 4.001 Gross Margin <= 4.500          217     9,670,260             10.93
 4.501 Gross Margin <= 5.000          257    11,363,473             12.84
 5.001 Gross Margin <= 5.500          243    10,414,497             11.77
 5.501 Gross Margin <= 6.000          122     5,115,164              5.78
 6.001 Gross Margin <= 6.500          137     5,009,412              5.66
 6.501 Gross Margin <= 7.000           74     3,057,159              3.45
 7.001 Gross Margin <= 7.500           42     1,579,688              1.79
 7.501 Gross Margin <= 8.000           11       375,438              0.42
 8.001 Gross Margin <= 8.500            4        98,472              0.11
 8.501 Gross Margin <= 9.000            3        49,944              0.06
--------------------------------------------------------------------------
Total.................              1860    $ 88,489,676        100.00%
==========================================================================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 35

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Distribution of Lifetime Floor - Group II Contracts


                                                              Percentage of
                                  Aggregate                    Cut-Off Date
                                  Number of      Unpaid         Aggregate
            Gross                 Mortgage      Principal       Principal
          Life Floor                Loans        Balance          Balance

 0.000 Life Floor <= 1.000              3       211,216           0.24
 1.001 Life Floor <= 1.500              8       600,009           0.68
 1.501 Life Floor <= 2.000             25     1,963,269           2.22
 2.001 Life Floor <= 2.500             47     3,372,700           3.81
 2.501 Life Floor <= 3.000            319    17,974,676          20.31
 3.001 Life Floor <= 3.500            179    10,404,678          11.76
 3.501 Life Floor <= 4.000            169     7,229,622           8.17
 4.001 Life Floor <= 4.500            217     9,670,260          10.93
 4.501 Life Floor <= 5.000            257    11,363,473          12.84
 5.001 Life Floor <= 5.500            243    10,414,497          11.77
 5.501 Life Floor <= 6.000            122     5,115,164           5.78
 6.001 Life Floor <= 6.500            137     5,009,412           5.66
 6.501 Life Floor <= 7.000             74     3,057,159           3.45
 7.001 Life Floor <= 7.500             42     1,579,688           1.79
 7.501 Life Floor <= 8.000             11       375,438           0.42
 8.001 Life Floor <= 8.500              4        98,472           0.11
 8.501 Life Floor <= 9.000              3        49,944           0.06
-----------------------------------------------------------------------
Total.................               1860  $ 88,489,676        100.00%
=======================================================================



Next Interest Roll Date



                                   Percentage
                                   of Cut-Off
                      Aggregate       Date
     Next   Number of  Unpaid      Aggregate
     Roll   Mortgage  Principal    Principal
     Date     Loans    Balance      Balance

   04/01/00       1       $17,486     00.02
   05/01/00       2       $86,699     00.10
   06/01/00       1       $27,046     00.03
   07/01/00       5      $265,562     00.30
   08/01/00       6      $289,032     00.33
   09/01/00      11      $585,594     00.66
   10/01/00      51    $2,376,607     02.69
   11/01/00     558   $24,615,515     27.82
   12/01/00     531   $26,259,351     29.68
   01/01/01     477   $23,286,602     26.32
   02/01/01     175    $8,599,534     09.72
   03/01/01      41    $2,043,164     02.31
   04/01/01       1       $37,484     00.04
------------------------------------------------------
Total........  1860   $88,489,676    100.00%
======================================================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 36

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------



Distribution of Periodic Cap - Group II Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

No Periodic Cap               3            124,888              0.14
  1.000                     813         39,708,099             44.87
  2.000                    1044         48,656,690             54.99
--------------------------------------------------------------------------
Total.................     1860       $ 88,489,676            100.00%
==========================================================================



Index Type

                                     Total
                                  #      %            Current
                                 Loan   Pool          Balance

1 Yr. CMT                            4    .21          $183,403.58
5 Yr. CMT                        1,856  99.79       $88,306,272.66
---------------------------------------------------------------------
Total.....                       1,860 100.00%      $88,489,676.24
=====================================================================



Distribution of Model Years - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1972                            1            18,155          0.02
   1973                            1            22,921          0.03
   1978                            1             8,827          0.01
   1980                            1            10,682          0.01
   1981                            3            45,957          0.05
   1982                            3            32,995          0.04
   1983                            6           108,164          0.12
   1985                            7            92,896          0.10
   1986                            4            70,584          0.08
   1987                            4           105,622          0.12
   1988                            7           123,876          0.14
   1989                            6           159,203          0.18
   1990                            5            63,944          0.07
   1991                            5           104,987          0.12
   1992                            2            55,134          0.06
   1993                            6           188,367          0.21
   1994                            5           115,423          0.13
   1995                           22           734,293          0.83
   1996                           25           939,387          1.06
   1997                           34         1,342,216          1.52
   1998                           63         3,168,012          3.58
   1999                          423        20,760,478         23.46
   2000                         1226        60,217,553         68.05
--------------------------------------------------------------------------
Total.................          1860      $ 88,489,676        100.00%
==========================================================================




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 37

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract,
Senior/Subordinate Pass-Through Certificates, Series 2000A
$ 271,227,000 (approximate)
-------------------------------------------------------------------------------




MERRILL LYNCH CONTACTS:

Trading                                                         Asset Backed Finance Group
-------                                                         --------------------------
Scott Soltas                    (212) 449-3659                  Andrew Peisch                  (212) 449-7736
Vince Mora                      (212) 449-5320                  Ken Mulford                    (212) 449-0752
Terrence Mack                   (212) 449-3659


Research
Ralph Diserio                   (212) 449-1629



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.
                                    PAGE 38